
GLEN ROSE
PETROLEUM CORPORATION
"AN OCEAN OF OIL
IN WAITING"
GLRP.OB
September, 2010

IMPORTANT NOTICE

GLEN ROSE PETROLEUM CORPORATION

THE INFORMATION CONTAINED HEREIN, TOGETHER WITH ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER INFORMATION THAT MAY BE FURNISHED BY THE COMPANY, INCLUDES FORWARD-LOOKING INFORMATION.

SUCH INFORMATION IS BASED ON ASSUMPTIONS AS TO FUTURE EVENTS THAT ARE INHERENTLY UNCERTAIN AND SUBJECTIVE. THE COMPANY MAKES NO REPRESENTATION OR WARRANTY AS TO THE ATTAINABILITY OF SUCH ASSUMPTIONS, INCLUDING THE COMPLETION OF A FINANCING OR AS TO WHETHER FUTURE RESULTS WILL OCCUR AS PROJECTED.

IT MUST BE RECOGNIZED THAT THE PROJECTIONS OF THE COMPANY'S FUTURE PERFORMANCE ARE NECESSARILY SUBJECT TO A HIGH DEGREE OF UNCERTAINTY, THAT ACTUAL RESULTS CAN BE EXPECTED TO VARY FROM THE RESULTS PROJECTED AND THAT SUCH VARIANCES MAY BE MATERIAL AND ADVERSE. RISKS AND EVENTS THAT COULD CAUSE OUR ACTUAL RESULTS TO VARY FROM THE RESULTS PROJECTED CAN BE FOUND IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2010 AND IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. EXCEPT AS OTHERWISE REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE ANY OF THE FORWARD-LOOKING STATEMENTS.

PROSPECTIVE INVESTORS ARE EXPECTED TO CONDUCT THEIR OWN INVESTIGATION WITH REGARD TO THE COMPANY AND ITS PROSPECTS.

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY.

GLEN ROSE PETROLEUM CORPORATION IS A PUBLICLY TRADED COMPANY (OTCBB SYMBOL: "GLRP.OB"). THE NON-PUBLIC INFORMATION CONTAINED IN THIS DOCUMENT MAY CONSTITUTE MATERIAL INSIDER INFORMATION, WHICH THE READER MAY NOT UTILIZE IN TRADING THE COMPANY'S SECURITIES.

SEPTEMBER, 2010

GLEN ROSE PETROLEUM CORPORATION

GLEN ROSE PETROLEUM CORPORATION

• Stock Symbol:	GLRP.OB
• Shares Outstanding:	17,006,941
• Warrants Outstanding:	26,966,420
• Fully Diluted Shares:	43,973,361
• Debt:	$3,350,000 Convertible Note
• Share Price:	$0.30 September 1, 2010
• Market Cap:	$5,050,000
• 52 Week Range:	$0.15- $1.55
• Proven Reserve Valuation:	$9,314,000 – Area of Activity 375 Acres
• Total Acres Leased:	11,165 Acres
• Total Acres Optioned:	4,766 Acres
• Main Market Maker:	Maxim Group

SEPTEMBER, 2010

CORPORATE OBJECTIVES

GLEN ROSE PETROLEUM CORPORATION

- Acquire up to 60,000 acres within the shallow oil fairway extending over Edwards, Val Verde and Sutton Counties, Texas USA.
- Establish 0.5-1 billion barrels of oil in place ("OIP") in multiple zones.
- Exploit the proprietary lifting and stimulation technologies in the development of the acreage.
- Prove up Reserves of +100 million barrels.
- Increase production to exceed 5,000 bo/d.



GEOGRAPHIC LOCATION

GLEN ROSE PETROLEUM CORPORATION


USA
TEXAS
GLEN ROSE
PETROLEUM CORPORATION
Heavy Oil Project
Adamson & Wardlaw Prospect
Edwards County, Texas
Locator Map

WARDLAW FIELD & ADAMSON PROJECT
EDWARDS COUNTY, TX

GLEN ROSE PETROLEUM CORPORATION

- The J R Butler & Co. engineering study of 1984 estimated 168,770,026 barrels of OIP at the Wardlaw Field, covering 10,500 acres.
- The majority of the OIP indicated by the Butler report is trapped in the dolomitic upper Glen Rose 'A' Zone (Paluxy) at a depth of approximately 300 feet.
- The crude is medium gravity – 18 to 22 API with a sulfur content of approximately 2%.
- 136 wells have been drilled, of which 92 are permitted for production and 48 are currently being brought back into operation.
- The 10,500 acre Wardlaw leasehold consists of five mineral leases which carry a 25% royalty interest, with Glen Rose owning an 87.5% working interest.
- The Company recently acquired 5,431 acres north of the Wardlaw on the Adamson Ranch with a 20% royalty interest, comprising a total of 15,931 acres under Glen Rose control.



GLEN ROSE
Adamson Lease
GLEN ROSE
Wardlaw Lease
WARDLAW
LEGEND
Location
Gas Well
Oil Well
Plugged Gas Well
Plugged Oil Well
Production
Dry Hole
GLEN ROSE
PETROLEUM CORPORATION
Heavy Oil Project
Adamson & Wardlaw Prospect
Edwards County, Texas
Detail Lease Map

SCHEMATIC OF AREA OF ACTIVITY

GLEN ROSE PETROLEUM CORPORATION


GLEN ROSE
Proposed Location
Edward Limestone
250'
Top of "A" Zone-Dolomite
PALUXY
"C" Zone Sandstone
Tomah Sandstone
480'
Glen Rose Limestone
850'
Hosston Sandstone
Permian Shale
GLEN ROSE
Heavy Oil Project
Adamson & Wardlaw Prospect
Edwards County Texas
Schematic Diagram

Team's recent work has:

- Ascribed more than 12 million barrels of OIP in the 'A' & 'C' Zones within the current 375 acres of activity.
- Identified potential new 'Pay' Zones with significant areal extent referred to as the 'Tomah' at 450 feet and the Trinity Sands at 900 feet.

SEPTEMBER, 2010

SUSTAINABLE LIFTING METHODOLOGY

GLEN ROSE PETROLEUM CORPORATION

Under the direction of the Glen Rose Team, a new lifting and stimulation system has been introduced in the Wardlaw Field. To date the technology has been applied to 18 of 48 suitable well bores that are drilled and cased into the 'A' Zone.

Production has increased from less than 5barrels per day to as much 80 barrels per day and is projected to increase over the next 2 months above 175 barrels per day from the existing well bores as additional wells are reworked with Glen Rose's innovative technologies (see chart below).


Daily Production - Wardlaw A Lease
39.8
60.5
66.1
71.0
82.0
82.6
0.0
10.0
20.0
40.0
60.0
70.0
80.0
90.0
Daily Production
Cumulative Production (100 bbl)
Ave Prod/Well
Total Active Wells
20 per. Mov. Avg. (Daily Production)

SEPTEMBER, 2010

GLEN ROSE PRODUCTION POTENTIAL

GLEN ROSE PETROLEUM CORPORATION

- New production methodology demonstrates productivity from the 'A' Zone over 6,400 acres (40% of leasehold) with at least 15% recovery of OIP over 6 years.
- Development to be strategically rolled out into the field in 500 acre units divided into 100 acre pods each with 20 Wells – 5 acre spacing.
- Implementation of new infrastructure is ongoing to meet the demands of increased oil production from the present activity and beyond.



GLEN ROSE PRODUCTION POTENTIAL

GLEN ROSE PETROLEUM CORPORATION

Below the 'A' & 'C' Zones, well data indicates that there may be additional shallow oil pay zones, namely the Tomah Zone at 450 feet and the Trinity Sands at 900 feet.

Below 1,500 feet, economic accumulations of natural gas are likely in zones ranging from the fractured Wolfcampian – Canyon aged Sands, Strawn Limestone and karsted Ellenberger .

Generalized Stratigraphic Column

Edwards County, Texas


TARGET RESERVOIRS
Shallow Oil
SOURCE ROCKS
Cretaceous
Permian
Permo-Penn
Shales
Fractured Wolfcamp-
Canyon SS
Pennsylvanian
L. Penn Shales
Strawn LS Buildups
Strat Play
Mississippian
Devonian
Woodford Shale
Silurian
Fractured Devonian/
Montoya/Fusselman
Simpson Shales/
Self Source Oe
Ordovician
Fractured/Karsted/
Hydrothermally
Altered
Ellenburger Play
Cambrian
Pre-Cambrian

A ZONE OIL ACTUAL & ESTIMATED RESERVES

GLEN ROSE PETROLEUM CORPORATION

TEC Engineering Group, Inc. - Proved Reserves Only Report					
Area of Activity - 375 Acres - A Zone Oil Only & Shut-In Gas					
	Glen Rose Petroleum	Corporation/Wardlaw Field			
		Summary -	Estimated Values		
		Net Reserves	& Income Data		
		Oil		Gas	Oil & Gas
Reserves	Producing New Recovery - Renovation	Shut-In To Be Renovated	Undeveloped	Shut-In To Be Renovated	TOTAL
Oil (BO)	447,000	110,000	544,000	474,000	1,101,000 BO 474,000 MCF
Present Value 10% DCF Risk Adjusted	$5,290,000	$1,108,000	$2,500,000	$416,000	$9,314,000

Estimated Productive Area - 6,400 Acres* - A Zone only					
	Glen Rose Petroleum Corporation/Wardlaw Field				
	Summary Extrapolation -		Estimated Values		
	Potential Net Reserves		& Income Data		
		Oil		Gas	Oil & Gas
Reserves	Producing New Recovery - Renovation	Shut-In To Be Renovated	Undeveloped	Shut-In To Be Renovated	TOTAL
Oil (BO) Gas (MCF)	7,628,800	1,877,333	9,284,267	474,000	18,790,400 BO 474,000 MCF
Present Value 10% DCF Risk Adjusted	$90,282,667	$18,909,867	$42,666,667	$416,000	$152,275,200

**Extrapolation on the assumption that we have 6,400 productive acres out of our total of 15,900.*

SEPTEMBER, 2010

A ZONE PROSPECTIVE ECONOMICS & ASSUMPTIONS

GLEN ROSE PETROLEUM CORPORATION



Assumptions:-

Fully Operational Well Cost:	$55,000
Ave. WTI Oil Price Deck:	$70 – 2011, $80 – 2012, $90 – 2013, $80 – 2015 and $70 thereafter
Heavy Oil Discount:	$10.00 per barrel
Transportation Cost:	$6.00 per barrel
Production Curve:	Yr1 8 bo/d, Yr2 6 bo/d, Yr3 5 bo/d, Yr4 4 bo/d and 3bo/d thereafter
Lifting Costs:	$12.00

SEPTEMBER, 2010

GLEN ROSE MANAGEMENT TEAM

GLEN ROSE PETROLEUM CORPORATION



Andrew Taylor-Kimmins - CEO, President and Chairman of the Board. Mr. Taylor-Kimmins is Director General of Compagnie de RessourcesNaturelles et d'Investissment S.A. ("CRNI"), a consultant to Glen Rose, under which the services of Mr. Taylor-Kimmins are provided. CRNI advises and invests in natural resource companies on corporate strategy, capital raising and investor relations. Previous engagements have included United Heritage Corporation (predecessor company to Glen Rose), Lothian Oil, Inc. - US Onshore Oil & Gas work-out, Zletovo Zinc Ltd - Lead, Zinc and Silver mining operation in the Republic of Macedonia, Xeminex Inc. – non-ferrous metal mining asset and technology acquisition company. Educated in England at Horris Hill, Millfield School and Reading University - Estate Management.



Luis Vierma – Chief Development Consultant. Mr. Vierma holds a Bachelor's Degree in Chemistry from Universidad Central de Venezuela (1979). He earned a master's degree in Geology (Geochemistry of Petroleum) in 1984 from the University of Indiana, in Bloomington. From 1975 to 1978 he was professor of chemistry at the Chemistry Department of Universidad Central de Venezuela. He joined the industry in 1978, as geochemist of exploration at the research and development center of PDVSA (INTEVEP); subsequently, he was appointed head of the Organic Geochemistry Laboratory, where he was project leader of hydrocarbon exploration and then Head of the Inorganic Chemistry Unit. In 1993, he was appointed Manager of Upgraded Recovery of Crude Oil with Microorganics, according to an agreement executed between the Ministry of Energy and Mining of Venezuela and the Department of Energy of the United States of America. In 1995 he was appointed head of the Organic Geochemistry Section and in 1997 he held the position of Head of the Geology Section. In 1998 he became leader of the Bosque-Bucare Project to implement the strategy of shared productivity efforts. In 1999 he was appointed Manager of Exploration Businesses and in 2000 he was appointed Director of the Office of Policies and Plans of the Vice Ministry of Hydrocarbons of the Ministry of Energy and Mining (currently named the Ministry of Popular Power for Energy and Oil). At the beginning of 2003, he was sworn in as Director General of Hydrocarbons and External Director of PDVSA in March of the same year. Subsequently, he was named President of CVP, Vice President of PDVSA GAS, and member of the Board of Directors of CITGO. In January 2005, he was appointed Vice President of Exploration and Production of PDVSA.

GLEN ROSE MANAGEMENT TEAM – CON'T

GLEN ROSE PETROLEUM CORPORATION



Ruben Alba – Chief Operating Office, B.Sc. Chem. Engr. A highly respected member in the Oil and Gas Industry, Mr. Alba received his Chemical Engineering Degree from New Mexico State University in 1996. His career in the Oil and Gas industry has spanned over 13 years with Halliburton Energy Services and Superior Well Services. Mr. Alba is adept to the challenges of unconventional reservoirs and holds three patents in hydraulic fracturing methods pertaining to complex reservoir mechanics and fluid polymer technology. Additionally, Mr. Alba has successfully developed and managed safe profitable operations and technical groups throughout his career. He continues to excel in operations management and technology in the oil field operations and service industry. Some of the forward thinking technologies Mr. Alba has introduced to the industry include the following: Zirconium complexes, Coiled Tubing fracturing methods, as well as completion processes for reservoirs with complex mechanical properties. Mr. Alba has managed technical and laboratory staffs in both Halliburton Energy Services and Superior Well Services of over 100 engineering level professionals. Recently, he built specialized oilfield laboratory facilities in the Rocky Mountain region and was directly responsible for elevating the status of Superior Well Services to be a serious competitor in the oilfield service industry. Mr. Alba is responsible for the introduction of significant, new technologies in the industry as the result of his direct role on Halliburton's elite technical team. Mr. Alba brings an intelligent, energetic and unique approach to complex reservoir problems through utilization of geochemisty, geomechanics, surface logistics and environmental concerns. Mr. Alba's documented experience is highly developed and diversified at the well head due to his years of involvement in the industry. His unique management style brings a strong ability to interact with and generate alignment among industry experts, corporate professionals and oilfield workers.



Sam Smith – Chief Geologist. Sam G. Smith received his B.S. degree in Geology from Tennessee Tech University in Cookeville, Tennessee in 1983, and upon graduation accepted a position as Petroleum Geologist with Canan Operating in Wichita Falls, Texas. He spent 4 years working for Canan Operating, focusing on the Fort Worth Basin and Bend Arch area of North Texas. Since 1987, Sam has worked as an Independent Geologist and co-authored an AAPG article documenting the discovery of an Atokan Conglomerate Field Montague County, Texas. In 1999, he was ahead of the industry when he was instrumental in the expansion of the Barnett Shale in the Fort Worth Basin. In 2003, Sam shifted his efforts to understanding and developing the shallow oil play in the Val Verde Basin in South West Texas.

GLEN ROSE MANAGEMENT TEAM – CON'T

GLEN ROSE PETROLEUM CORPORATION

Kenneth E. Martin - Chief Financial Officer - Mr. Martin joined the Company as its Chief Financial Officer effective April 1, 2010. For the past 24 years he has been President of Kelstar International Inc, a financial and business consulting company. Prior to that time, he held senior financial and general management positions with MAF BioNutritionals LLC., and Material Research Corporation, a division of SONY and AMF Inc. He received his Bachelor of Science Degree from New York University. Mr. Martin will be responsible for all financial, systems and procedures and administrative functions of the Company.

GLEN ROSE CONSULTANTS

Dan Morrison - Technical Committee Member. Dan's reputation in the oil and gas industry is based on solid project execution and innovative thinking from unique business models to attack mature markets to developing complex algorithms to predict limitations on low cost completion techniques. While he was at Halliburton, he handled several high level projects, most notably completion engineer for WC-17 and SMI-9 JV projects, Western US Well intervention Manager, and Well Intervention Sales Manager. Through his leadership and guidance all these projects experienced high levels of success. In addition, he has five SPE papers and two magazine articles published on challenging projects that involved deploying cutting edge technology on mature assets and difficult hydrocarbons. He has one patent issued involving completion technology for high pressure wells and another patent pending on pin point stimulation of deep high pressure reservoirs.

Myron Kuhlman – Consultant Reservoir Engineer. Myron Kuhlman holds a Ph.D. in chemical engineering from The University of Illinois, a B. S. in chemical engineering from Purdue, has over forty years of industrial experience, and over thirty years of process modeling experience. He is President of MK Tech Solutions, Inc., a company that provides technical services to the environmental and petroleum industries and has conducted or supervised over 80 EOR projects and 20 environmental projects, plus earlier projects in chemicals and plastics. He has written or contributed to approximately 30 papers on enhanced oil recovery and environmental remediation and frequently speaks about his enhanced recovery studies in both North and South America.

SUMMARY CONCLUSIONS

GLEN ROSE PETROLEUM CORPORATION

- 'A' Zone estimated PV10 alone represents a price of $4.74 per share fully diluted.
- 'C' Zone, Tomah Zone and the Trinity Sands are likely to contribute similar value.
- Each new Zone proven to be productive adds further potential value of $5.00-10.00 per share.

TOTAL POTENTIAL VALUE WITHOUT ACQUISITIONS $20.00-24.00 PER SHARE.

GLEN ROSE PETROLEUM CORPORATION

HUNDREDS OF MILLIONS OF BARRELS OF SHALLOW OIL

THAT NO-ONE UNTIL

GLEN ROSE PETROLEUM CORPORATION

HAD

THE KNOWLEDGE, ABILITY AND CONVICTION

TO

EXTRACT ECONOMICALLY